First Quarter 2007 Review May 3, 2007 First Quarter 2007 Review May 3, 2007 John V. Faraci Chairman & CEO Marianne M. Parrs EVP & CFO Exhibit 99.2

BOD 03-07
Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) industry conditions, including changes in the cost or availability of raw materials and energy, changes in transportation costs, competition, changes in the Company's product mix and demand and pricing for the Company's products;
(ii) market and economic factors, including changes in international conditions, specifically in Brazil, Russia, Poland and China, changes in currency exchange rates, changes in credit ratings issued by nationally recognized statistical rating organizations, pension and healthcare costs and natural disasters, such as hurricanes; (iii) the Company's ability to realize anticipated profit improvement from the transformation plan and the ability to invest proceeds with attractive financial returns and (iv) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and the uncertainty of the costs and other effects of potential litigation. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the Company's Securities and Exchange Commission filings.

BOD 03-07
During the course of this presentation,
certain non-U.S. GAAP financial
information will be presented.
A reconciliation of those numbers to
U.S. GAAP financial measures is
available on the company’s website at
www.internationalpaper.com under
Investors.
Statements Relating to
Non-GAAP Financial Measures
Statements Relating to
Non-GAAP Financial Measures

4 BOD 03-07 Agenda Agenda First Quarter 2007 Review Second Quarter 2007 Outlook 2007 Priorities

BOD 03-07
First Quarter 2007 Summary
First Quarter 2007 Summary
Best first quarter since year 2000
Pricing momentum maintained
Volumes flat
Manufacturing operations performed well
Higher raw material and distribution costs
Lower land sales and higher tax rate
Lower interest expense and share count
Earnings from selective reinvestment

BOD 03-07
0.00
0.10
0.20
0.30
0.40
0.50
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2003 2004 2005 2006
2007
.11
.15
.11
.03
.02
.30
.16
.34
.27
.20
.17
.04
.12
.30
Diluted EPS from Continuing Operations and
Before Special Items
Diluted EPS from Continuing Operations and
Before Special Items
$/Share
* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investors/Presentations
.45
.47
.45
* 2006 EPS restated to reflect new accounting guidelines for planned maintenance outages
$/Share

BOD 03-07
1Q ‘07 vs. 4Q ‘06
1Q ‘07 vs. 4Q ‘06
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
4Q '06 Cost/Mix Maint.
Outages
Materials /
Distrib.
Land
Sales
Corp /
Other
Interest Divest. Acquisition Tax 1Q '07
EPS $ / Share EPS $ / Share
2007   Tax rate 32%
2006   Tax rate 28%
0.09
Packaging .06
Papers      .03
Energy       .01
Wood        (.02)
Chemicals (.02)
(0.03)
(0.03)
0.04
0.04
0.02
(0.03)
0.45
0.47
EPS from cont. ops before special items
EPS from cont. ops before special items
(0.11)
(0.01)

BOD 03-07
1Q ‘07 vs. 1Q ‘06
1Q ‘07 vs. 1Q ‘06
EPS $ / Share EPS $ / Share
EPS from cont. ops before special items
EPS from cont. ops before special items
Papers          .18
Packaging     .10
2007   Tax rate 32%
2006   Tax rate 26%
Distribution      (.03)
(0.05)
(0.08)
0.03
(0.03)
(0.01)
0.11
0.05
0.28
0.12
0.13
(0.08)
0.02
(0.04)
0.45
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
1Q '06 Price Volume /
Downtime
Cost/ Mix Maint
Outage
Materials /
Distrib
Land
Sales
Corp /
Other
Interest Divest Acquisition Tax Shares 1Q '07

BOD 03-07
Raw Material & Distribution Costs
Raw Material & Distribution Costs
EBIT impact 1Q’07 vs. 1Q’06
EBIT impact 1Q’07 vs. 1Q’06
Total of $17 million or $0.03 per share
negative impact in 1Q’07 versus 1Q’06
(25)
(20)
(15)
(10)
(5)
0
5
10
15
20
25
Non-U.S. Distribution Wood
EBIT ($MM)
21
(3)
(7)
(8)
Chemicals Energy
(20)
All costs exclude coated papers and discontinued operations

BOD 03-07
Printing Papers
* Excluding a $128MM special charge
$  1,540
231
Sales
Earnings
1Q’07 4Q’06
$ Millions
Uncoated
Pulp
Europe (uncoated)
Brazil (cutsize)
($10)
$11
€29
$9
Volume Realizations/ton
$  1,475
191*
1Q’07 Change vs 4Q’06:
3%
23%
(3%)
10%
Average IP realization (includes the impact of mix across all grades)

11 BOD 03-07 100 110 120 130 140 150 160 170 1/3 2/3 3/3 4/3 5/3 6/3 7/3 8/3 9/3 10/3 11/3 12/3 2007 Total UFS – North American Bookings IP UFS Backlogs IP UFS Backlogs 2006 2005

BOD 03-07
Industrial Packaging
Average IP realization (includes the impact of mix across all grades)
$  1,235
103
Sales
Earnings
1Q’07 4Q’06
$ Millions
Containerboard
U.S. Container
$3
$12
Volume Realizations/ton
$ 1,265
130
1Q’07 Change vs 4Q’06:
(9%)
(2%)

BOD 03-07
Consumer Packaging
Average IP realization (includes the impact of mix across all grades)
$  750
61
Sales
Earnings
1Q’07 4Q’06
$ Millions
Coated Paperboard
$3
Volume Realizations/ton
$  735
27
1Q’07 Change vs 4Q’06:
3%
Converting Businesses
Sales Revenue
(7%)

14 BOD 03-07 Distribution $ 1,675 29 Sales Earnings 1Q’07 4Q’06 $ Millions $ 1,715 31 Record first quarter EBIT; up 6% compared to 2006

15 BOD 03-07 Forest Resources $ 85 100 Sales Earnings 1Q’07 4Q’06 $ Millions $ 190 162

BOD 03-07
Special Items (net of tax & minority interest)
$164
–
Brazil Asset Exchange
100
–
Divestitures
(10)
–
Restructuring / Corporate
$0.57 $254 Total Special Items
Discontinued Operations (net of tax)
$(29)
–
Beverage Packaging
(4)
–
Wood Products
4
–
Kraft
6
–
Weldwood Tariff Refund
$(0.05) $(23) Total Discontinued Operations
$MM $/Share
Special Items & Discontinued
Operations – 1Q’07

BOD 03-07
Earnings from Continuing Operations
and Before Special Items $0.45
Special Items 0.57
Earnings from Continuing Operations 1.02
Discontinued Operations (0.05)
Net Earnings $0.97
Reconciliation to 1Q’07
Diluted Earnings Per Share
Diluted EPS

BOD 03-07
Highlights
Highlights
Operating margins up nearly 300 basis points
compared to first quarter 2006
Record first quarter profit for Europe and
xpedx
Riegelwood mill improvement on track
Brazil Asset Swap completed
Divestitures completed
Strength of global footprint
First Quarter 2007
First Quarter 2007

BOD 03-07
Second Quarter 2007 Outlook
Second Quarter 2007 Outlook
Volume - seasonally stronger in addition to a full quarter
of Luiz Antonio
Prices - Implementing IP’s previously announced
–
North American, European and Brazilian paper price
increases
–
Global containerboard and box price increases
Continued progress in improving operations
Input costs remain high
Maintenance outage expense slightly higher than first
quarter 2007
Forest Resources earnings flat with first quarter 2007

BOD 03-07
2007 Priorities
2007 Priorities
Improve Existing Businesses
Deliver on earnings from
Selective Reinvestments
–
Luiz Antonio
–
IP/Sun JV
Return Value to Shareholders
–
Dutch Tender $1.4 Billion
–
Open market $817 Million
Building on a Solid First Quarter 2007
G
G
G
G
G
G

21 BOD 03-07 Q & A

22 BOD 03-07 Appendix

INTERNATIONAL PAPER

Divestitures Essentially Complete

BOD 03-07
Carter Holt
Harvey
Brazil Coated
Papers
US Coated
Papers
Kraft Papers
Forestlands
Bev. Packaging
Wood Products
Consider
Strategic
Options
Distribute
Sales
Book
Evaluate
Bids
Sales
Agreement
Announced
Close
on
Sale
Arizona Chemical
Proceeds
$1.1B
$0.4B
$1.4B
$6.6B
Transformation Plan Update
Divestitures Essentially Complete – May 3, 2007
Divestitures Essentially Complete – May 3, 2007
$0.2B
Total Proceeds
To date
$0.5B
$0.5B
$11.3B
1 Five facilities are being considered for sale
1
$0.6B

BOD 03-07
29%
$746 MM
$156 MM
$521 MM
$1.1 B
$1.1 B
2006
1
Effective Tax Rate
2
Corporate Items
Supply Chain Expense
Net Interest Expense
Depreciation & Amort.
Capital Spending
20%
$607 MM
$135 MM
$595 MM
$1.2 B
$1.1 B
2005
1
30-32%
$675–725 MM
$210 MM
$330 MM
$1.1 -1.2 B
$1.1-1.2 B
2007 Est.
1
Excludes discontinued operations results and Coated Papers
2
Before special items
Key Financial Statistics
Key Financial Statistics
Updated as of May 3, 2007
Updated as of May 3, 2007

BOD 03-07
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
Containerboard Uncoated Papers Pulp Coated Paperboard European Papers
*Includes indefinitely closed uncoated papers capacity at Pensacola, FL, Bastrop, LA and Jay, ME in 2Q05
(72,000 tons), 3Q05 (108,000 tons) and 4Q’05 (108,000 tons).  Permanently closed at end of 4Q’05.
Lack of Order Downtime
Lack of Order Downtime
59
90
236
173
5
10
5
35
95
M  Short Tons
2003 2004 2005
274*
270*
180*
25
2006
25
28
70
2007
35

BOD 03-07
Raw Material & Distribution Costs
Raw Material & Distribution Costs
EBIT impact 1Q’07 vs. 4Q’06
EBIT impact 1Q’07 vs. 4Q’06
Total of $21 million or $0.03 per share
negative impact in 1Q’07 versus 4Q’06
(15)
(10)
(5)
0
5
10
Non-U.S. Distribution Wood
EBIT ($MM)
6
(3)
(6)
(6)
Chemicals Energy
(12)
All costs exclude discontinued operations

BOD 03-07
(8)
(15)
29
(22)
2Q’07 Forecast vs.
1Q’07  Actual
$(MM)
Total Impact
Consumer Packaging
Industrial Packaging
Printing Papers
95,000
10,000
30,000
55,000
Maintenance
Outage
(tons)
Maintenance outages and dollar impacts are estimated and are subject to change.
Q2’07 Maintenance Outages
Q2’07 Maintenance Outages

BOD 03-07
Earnings by Industry Segment
Earnings by Industry Segment
Earnings by Industry Segment
Printing Papers $231 $191 $105
Industrial Packaging 103 130 29
Consumer Packaging 61 27 47
Distribution 29 31 27
Forest Products 100 162 190
Other Businesses 6 12 13
Operating Profit 530 553 411
Interest Expense, net (63) (86) (149)
Minority Interest 5 3 3
Corporate Items, net (164) (166) (180)
Earnings from continuing operations
before income taxes, minority
interest & special items $308 $304 $85
$ Millions
4Q’06 1Q’06 1Q’07
Before special items
Before special items
*Industry segment information has been reclassified to conform with minor changes in 2006 organizational structure.

BOD 03-07
Before Special Items
Q1 308 (99) (6) 203 32% 448.4 0.45
Special Items
Q1 298 (44) 0 254 15% 448.4 0.57
Earnings from Continuing Operations
Q1 606 (143) (6) 457 24% 448.4 1.02
2007 Earnings from Continuing Operations
2007 Earnings from Continuing Operations
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares
1
EPS
2
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest;  Net – Net Income;  ETR – Effective Tax Rate; EPS – Earnings per Share; NM – Not Meaningful
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share

BOD 03-07
* U.S. only
Average IP realization (includes the impact of mix across all grades)
Average Sales Realizations
Packaging
Printing Papers
Segments*
787
509
566
898
4Q’06
Average Sales Realizations
721
437
499
803
1Q’06
798
501
581
891
Mar 07
Corrugated boxes
Containerboard
Pulp
Uncoated
Grades ($/ton)
799
511
577
888
1Q’07
735
454
510
817
Mar 06

BOD 03-07
0
50
100
150
200
250
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan
2004 2005
2006 2007
Natural Gas Costs
* NYMEX Natural Gas closing prices
Index: Jan 2004 Natural Gas Costs = 100

BOD 03-07
90
95
100
105
110
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan
U.S. Mill Wood Costs
U.S. Mill Wood Costs
Index: Jan 2004 Wood Costs = 100
2004 2005
* Delivered cost to U.S. pulp & paper mills
2006 2007

BOD 03-07
0
50
100
150
200
250
300
350
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan
2004 2005 2006 2007
Caustic Soda Costs
Index: Jan 2004 Caustic Soda Costs = 100
* Delivered cost to U.S. facilities

BOD 03-07
Global Consumption
Global Consumption
Key input indicative annual purchase levels
1
Key input indicative annual purchase levels
1
Natural Gas MMbtu 28,000,000        14,000,000
# 6 Fuel Oil BBL 4,100,000 400,000
Coal Tons 1,300,000             230,000
Wood Tons 40,000,000          8,200,000
OCC
3
Tons 600,000             313,000
Caustic Soda Tons 340,000                55,000
Sodium Chlorate Tons 215,000                49,000
LD Polyethylene Tons 40,000                        -
Latex Tons 24,000                  4,000
Energy
Fiber
Chemicals
Units
U.S.
2
Non- U.S.
1
2006 Run Rate estimates
2
Excludes discontinued operations, Arizona Chemical  and US Coated Paper business
3
Old Corrugated Containers

35 BOD 03-07